United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 15, 2006

Date of Report

REFLECT SCIENTIFIC, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-31377	87-0642556
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1270 South 1380 West

Orem, Utah 84058

(Address of Principal Executive Offices)

(801) 226-4100

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.

  (a) Financial Statements of Businesses acquired.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

 FINANCIAL STATEMENTS

December 31, 2006

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of

Smithgall & Associates, Inc.

(DBA Image Labs International)

Bozeman, Montana

We have audited the accompanying balance sheet of Smithgall & Associates, Inc. (DBA Image Labs International) as of December 31, 2006, and the related statements of operations, shareholder’s equity and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these  financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the  financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the  financial statements referred to above present fairly, in all material respects, the  financial position of Smithgall & Associates, Inc. (DBA Image Labs International) as of December 31, 2006, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ HJ & Associates, LLC

HJ & Associates LLC

Salt Lake City, Utah

May 10, 2007

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

 Balance Sheet

ASSETS

December 31, 2006
CURRENT ASSETS

Accounts receivable (Note 2)	$1,118,775
Inventory (Note 4)	80,157
Unbilled contract revenue	141,117

Total Current Assets	1,340,049

FIXED ASSETS, NET (Note 3)	30,798

OTHER ASSETS

Deposits	2,251

TOTAL ASSETS	$1,373,098

The accompanying notes are an integral part of these financial statements.

SMITHGALL & ASSOCIATES, INC.

 (DBA IMAGE LABS INTERNATIONAL)

 Balance Sheet (Continued)

LIABILITIES AND SHAREHOLDER’S EQUITY

December 31, 2006

CURRENT LIABILITIES

Cash overdraft	$56,589
Accounts payable	199,817
Accrued expenses	22,485
Contract billing in excess	419,976

Total Current Liabilities	698,867

LONG-TERM LIABILITIES
Total Liabilities	698,867

COMMITMENTS AND CONTINGENCIES (Note 5)

SHAREHOLDER’S EQUITY

Common stock, $1.00 par value, authorized 10,000
shares; 100 shares issued and outstanding	100
Additional paid in capital	4,900
Retained earnings	669,231

Total Shareholder’s Equity	674,231

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$1,373,098

The accompanying notes are an integral part of these financial statements.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

 Statements of Operations

	For the Years Ended December 31,
	2006	2005

REVENUES	$3,756,303	$2,465,213

COST OF GOODS SOLD	2,341,982	1,941,253

GROSS PROFIT	1,414,321	523,960

OPERATING EXPENSES

Salaries and wages	425,413	346,054
Payroll taxes	34,823	25,246
Rent expense	40,708	38,503
General and administrative	415,342	301,093

Total Operating Expenses	916,286	710,896

OPERATING INCOME (LOSS)	498,035	(186,936)

OTHER EXPENSES

Contributions	(13,099)	(765)
Interest income	439	135
Loss on sale of asset	(8,318)	-
Interest expense	(12,038)	(1,366)

Total Other Expense	(33,016)	(1,996)

NET INCOME (LOSS)	465,019	(188,932)

NET INCOME (LOSS) APPLICABLE TO COMMON
SHAREHOLDERS	$465,019	$(188,932)

BASIC AND FULLY DILUTED EARNINGS PER SHARE	$4,650	$(1,889)

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING	100	100

The accompanying notes are an integral part of these financial statements.

SMITHGALL & ASSOCIATES, INC.

 (DBA IMAGE LABS INTERNATIONAL)

 Statements of Shareholder’s Equity

                                                                                 Common Stock

	Shares	Amount	Additional Paid in Capital	Retained Earnings
Balance, December 31, 2004	100	$100	$4,900	$467,151
Dividends paid	-	-	-	(26,212)
Net loss for the year Ended December 31, 2005	-	-	-	(188,932)
Balance, December 31, 2005	100	100	4,900	252,007
Dividends paid	-	-	-	(47,795)
Net income for the year Ended December 31, 2006	-	-	-	465,019
Balance, December 31, 2006	100	$100	$4,900	$669,231

The accompanying notes are an integral part of these financial statements.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

 Statements of Cash Flows

For the Years Ended December 31,
2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$465,019	$(188,932)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	11,127	16,558
Loss on sale of asset	8,318	-
Changes in operating assets and liabilities:
Increase in accounts receivable	(522,647)	(325,988)
Decrease in inventory	25,127	75,643
Increase (decrease) in unbilled contract revenue	40,877	(175,860)
Decrease in other assets	5,728	815
Increase (decrease) in estimated contract losses	(85,669)	85,669
Increase in accounts payable and accrued expenses	235,554	323,090

Net Cash Provided (Used) by Operating Activities	183,434	(219,975)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash paid for fixed assets	(17,714)	(16,161)

Net Cash Used by Investing Activities	(17,714)	(16,161)

CASH FLOWS FROM FINANCING ACTIVITIES

Change in long term line of credit	(153,499)	153,499
Dividends (paid) received	(47,795)	4,759

Net Cash Provided (Used) by Financing Activities	(201,294)	158,258

NET DECREASE IN CASH	(35,574)	(77,878)

CASH AT BEGINNING OF PERIOD	(21,015)	56,863

CASH AT END OF PERIOD	$(56,589)	(21,015)

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash Paid For:

Interest	$12,037	$1,366
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Smithgall & Associates, Inc. (DBA Image Labs International) established in 1993 is incorporated in the State of Georgia. The company is located in Bozeman, Montana and is a manufacturer and developer of factory automation equipment. The primary product lines focus in the areas of automated inspection, measurement and material handling.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

b. Revenue Recognition

The Company recognizes revenues from fixed-price and modified fixed-price construction contracts on the percentage-of completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined.

The assets, costs and estimated earnings in excess of billings on uncompleted contracts’, represents revenues recognized in excess of amounts billed. The liability, Billings in excess of costs on estimated earnings on uncompleted contracts’, represents billings in excess of revenues recognized.

c.  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

d. Accounts Receivable

The Company writes off trade receivables when deemed uncollectible. The Company expensed $0 and $0 to bad debt expense for the years ended December 31, 2006 and 2005, respectively. The allowance for doubtful accounts balance at December 31, 2006 was $0.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Inventory

Inventories are stated at the lower of cost or market value based upon the First-In First-Out (FIFO) inventory method.  The Company’s inventory primarily consists of parts for scientific vial kits.

g. Advertising Expense

The Company follows the policy of charging the costs of advertising to expense as incurred.  The Company recognized $17,214 and $13,213 of advertising expense during the years ended December 31, 2006, and 2005, respectively.

h. Newly Issued Accounting Pronouncements

In April 2006, the FASB issued FASB Staff Position FIN 46I-6, Determining the Variability to be Considered in Applying FASB Interpretation No. 46I that became effective for the third quarter of 2006. FSP FIN No. 46I-6 clarifies that the variability to be considered in applying Interpretation 46I shall be based on an analysis of the design of the variable interest entity. The adoption of this standard did not materially impact the Company’s  financial statements.

In March 2005, the FASB issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”). FIN 47 provides guidance relating to the identification of and financial reporting for legal obligations to perform an asset retirement activity. The Interpretation requires recognition of a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. FIN 47 also defines when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provision is effective no later than the end of fiscal years ending after December 15, 2005. The Company will adopt FIN 47 beginning the first quarter of fiscal year 2006 and does not believe the adoption will have a material impact on its  financial position or results of operations or cash flows.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with FASB Statement No. 109 “Accounting for Income Taxes.” FIN 48 also prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a return, as well as guidance on derecognition, classification, interest and penalties and financial statement reporting disclosures. FIN 48 is effective for the Company on January 1, 2007. Based on the Company’s evaluation and analysis, FIN 48 is not expected to have a material impact on the Company’s  financial statements.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Newly Issued Accounting Pronouncements (Continued)

In February of 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, which is intended to simplify the accounting and improve the financial reporting of certain hybrid financial instruments (i.e., derivatives embedded in other financial instruments). The statement amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a replacement of FASB Statement No. 125.” SFAS No. 155 is effective for all financial instruments issued or acquired after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company does not expect the adoption of SFAS No. 155 to have an impact on its  financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Value Measurements” (“FAS 157”), which addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under generally accepted accounting principles. The FASB believes that the new standard will make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for fiscal years beginning after November 15, 2007.   The Company is currently evaluating the requirements and impact of FAS 157 on the Company’s  financial statements, and will adopt the provisions on January 1, 2008. FAS 157 is not expected to have a material impact on the Company’s  financial statements.

Also in September 2006, the FASB issued FASB Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132- R” (“FAS 158”). FAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity. FAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position. This statement is effective for the Company as of December 31, 2006, but did not have an impact on the Company’s  financial statements as the Company does not sponsor a defined benefit pension or postretirement plan.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The adoption of this standard did not materially impact the Company’s  financial statements.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i. Basic Earnings Per Share

The computation of earnings per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements as follows:

	For the Years Ended December 31,
	2006	2005
Net Income (loss) (Numerator)	$465,019	$(188,482)
Shares (denominator)	100	100

Per share amount	4,650	(1,889)

As of December 31, 2006 the Company had no shares of outstanding common stock equivalents, as such the diluted earnings per share and basic earnings per share are the same.

j. Shipping and Handling Fees and Costs

The Company records all shipping and handling cost in cost of goods sold.

k. Income Taxes

The Company is an S Corporation and therefore is a pass through entity for income tax purposes.

l. Research and development expense

The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 2 (“SFAS 2”), “Accounting for Research and Development Costs”.  Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred.  Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved.  Company-sponsored research and development costs related to both present and future products are expensed in the period incurred.  The Company had $164,894 and $49,731 in research and product development for the years ended December 31, 2006 and 2005, respectively.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 3 - FIXED ASSETS

Fixed assets are stated at cost.  Expenditure for minor repairs, maintenance, and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred.  All major additions and improvements are capitalized.  Depreciation is computed using the straight-line method.  The lives over which the fixed assets are depreciated range from 5 to 7 years.  Fixed assets and related depreciation for the period are as follows:

December 31, 2006
Computer equipment and software	$104,677
Furniture and fixtures	19,527
Tools and equipment	12,105
Vehicles	34,903
Accumulated depreciation	(140,414)

Total Fixed Assets	$30,798

Depreciation expense for the years ended December 31, 2006, and 2005, was $11,127 and $16,558, respectively.

NOTE 4 - INVENTORIES

Inventory consisted of the following at December 31, 2006:

Raw materials	$46,360
Finished goods	40,569
Obsolete inventory	(6,772)

Total Inventory	$80,157

NOTE 5 - CONCENTRATIONS OF RISK

Cash in Excess of Federally Insured Amount

The Company currently maintains a cash balance at a single financial institution in excess of the federally insured maximum of $100,000.

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 5 - CONCENTRATIONS OF RISK (continued)

Revenues and Accounts Receivable

The Company has three significant customers that account for $1,654,596 or 42%, of sales for the year ended December 31, 2006, and one significant customer for the year ended December 31, 2005 that accounts for $503,746 or 20% of that years sales.  Those same customers account for $558,413 or 50% of the total accounts receivable at December 31, 2006 and $265,765 or 45% at December 31, 2005.

NOTE 6 -  CONTRACTS IN PROCESS

Information with respect to contracts in process for the year ended December 31, 2006 are as follows:

Costs incurred on uncompleted contracts	$395,370
Estimated earnings	371,249

Total	766,619

Billings to date	(1,045,478)

Total	$(278,859)

Included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$141,117
Billings in excess of costs and estimated earnings on uncompleted contracts	$(419,976)

Total	$(278,859)

SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 7 -   SUBSEQUENT EVENT

NOTE 7 -   SUBSEQUENT EVENT

Subsequent to year end, the shareholder of Smithgall & Associates, Inc. (DBA Image Labs International), voted upon, and approved a merger agreement by and among Reflect Scientific, Inc. (“Reflect”) and Smithgall & Associates, Inc. (DBA Image Labs International) (“Image Labs”).  The merger agreement provided for the merger of Image Labs with and into Reflect.  As a result of the merger, the shareholder of the Company was issued 525,000 shares of Reflect’s common stock that are restricted securities, as well as paid $200,000.  Reflect also agreed to pay the shareholder a 2.5 percent Running Earnout Purchase Price.  An employment agreement was also executed and delivered

An unaudited pro forma balance sheet as of December 31, 2006, and a pro forma income statement for the year ended December 31, 2006, for the combined (post merger) entity, is presented below:

	Reflect As of December 31, 2006	Image Labs As of December 31, 2006		Combined Historical Reflect & Image Labs	Pro Forma Adjustments	Pro Forma Combined Reflect & Image Labs December 31, 2006
ASSETS
Current Assets:
Cash	$271,038	$		$271,038	$(200,000)	$71,038	(1)
Receivables	389,591		1,118,775	1,508,366	-	1,508,366
Inventory	364,796		80,157	444,953	35,019	479,972
Prepaid assets	13,852		141,117	154,969	-	154,969
Total Current Assets	1,039,277		1,340,049	2,379,326	(164,981)	2,214,345
Fixed Assets, (net)	211,021		30,798	241,819	-	241,819
Other Assets:
Deposits	13,400		2,251	15,651	-	15,651
Income Tax receivable	25,948		-	25,948		25,948
Deferred tax asset	316,000		-	316,000		316,000
Intangibles (net)	4,736,827		-	4,736,827	-	4,736,827	(1)
Total Other Assets	5,092,175		2,251	5,094,426	-	5,094,426
TOTAL ASSETS	$6,342,473		$1,373,098	$7,715,571	$(164,981)	$7,550,590

                              SMITHGALL & ASSOCIATES, INC.

(DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 7 -   SUBSEQUENT EVENT (continued)

Reflect As of December 31, 2006		Image Labs As of December 31, 2006	Combined Historical Reflect & Image Labs	Pro Forma Adjustments	Pro Forma Combined Reflect & Image Labs December 31, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Short term loan	$18,353	$-	$18,353	$-	$18,353
Cash overdraft	-	56,589	56,589	-	56,589
Accounts payable	225,721	199,817	425,538	-	425,538
Accrued liabilities	25,949	22,485	48,434	-	48,434
Income taxes payable	400	-	400	-	400
Total Current Liabilities	270,423	278,891	549,314		549,314
Non-current liabilities:
Notes payable	61,706	-	61,706	-	61,706
Contract billing in excess	-	419,976	419,976		419,976
Total non-current Liabilities	61,706	419,976	481,682	-	481,682
Total Liabilities	$332,129	$698,867	$1,030,996	$-	$1,030,996
Stockholders’ Equity:
Preferred Stock	-	-	-	-	-
Common stock	306,889	100	306,989	(100)	306,889	(1)
Additional Paid-in capital	6,979,735	4,900	6,984,635	100		(1)
	-	-	-	504,250	7,788,985
Subscription receivable	257,251	-	257,251	-	257,251
Accumulated deficit	(1,533,531)	-	(1,533,531)	-	(1,533,531)
Retained earnings	-	669,231	669,231	(669,231)	-
Total Stockholders’ Equity	6,010,344	674,231	6,684,575	(164,981)	6,519,594
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,342,473	$1,373,098	$7,715,571	$(164,981)	$7,550,590

SMITHGALL & ASSOCIATES, INC.

 (DBA IMAGE LABS INTERNATIONAL)

Notes to the Financial Statements

December 31, 2006 and 2005

NOTE 7 -   SUBSEQUENT EVENT (continued)

	Reflect As of December 31, 2006	Image Labs as of December 31, 2006	Combined Historical Reflect & Image Labs	Pro Forma Adjustment	Pro Forma Combined Reflect & Image Labs December 31, 2006
Sales	$2,572,955	$3,756,303	$6,329,258	$-	$6,329,258
Cost of Sales	1,519,547	2,341,982	3,861,529	-	3,861,529
Salaries and wages	779,579	425,413	1,204,992	-	1,204,992
Payroll Taxes	35,767	34,823	70,590	-	70,590
Rent expense	62,906	40,708	103,614	-	103,614
General & Administrative	1,303,598	415,342	1,718,940	-	1,718,940
Income (loss) from operations	(1,128,442)	498,035	(630,407)	-	(630,407)

Other income (expense)	(192,911)	(20,979)	(213,890)	-	(213,890)
Interest expense	(25)	(12,037)	(12,062)	-	(12,062)
Total other income (expense)	(192,936)	(33,016)	(225,952)	-	(225,952)
Income tax expense (benefit)	(342,748)	-	(342,748)	-	(342,748)
Net Income (loss)	$(976,630)	$465,019	$(511,611)	$-	$(511,611)
Basic loss per share	(0.03)	4,650	(0.02)	-	(0.02)
Weighted average shares Outstanding	28,432,024	100	28,432,124	-	28,42,124

 Description of Adjustments and Other Notes

(1)  To record the acquisition of Image Labs as of the beginning of the period.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

REFLECT SCIENTIFIC, INC.

Date:	06/1/2007	By:	/s/ Kim Boyce
Kim Boyce
President and Director